UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2004

                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                      1-14762                   36-3858106
         --------                      -------                   ----------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


      3250 Lacey Road, Suite 600, Downers Grove, Illinois          60515
      ---------------------------------------------------          -----
          (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (630) 663-2000
                                                           --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

______ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

______ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

______ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

______ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 4, 2004, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1  Press Release issued by The ServiceMaster Company on November 4, 2004.












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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SERVICEMASTER COMPANY


Date:  November 4, 2004        By:  /s/  Jim L. Kaput
                                    --------------------------------
                                    Jim L. Kaput
                                    Senior Vice President and General Counsel



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                                  EXHIBIT INDEX


Exhibit
Number   Description of Exhibit
------   ----------------------
99.1     Press Release issued by The ServiceMaster Company on November 4, 2004.







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